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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported):  April 9, 1997


                           LCC INTERNATIONAL, INC.
         ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
            Delaware                                     0-21213                           54-1807038
--------------------------------------                 ----------------------            --------------
(State or Other Jurisdiction                           (Commission                       (IRS Employer
of Incorporation)                                      File Number)                      Identification
                                                                                         Number)
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
7925 Jones Branch Drive, McLean, Virginia                                              22201
-----------------------------------------                                          ------------
(Address of Principal Executive Offices)                                           (Zip Code)
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      Registrant's telephone number, including area code:  (703) 873-2000
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ITEM 5.          OTHER EVENTS.

                 On April 9, 1997, LCC International, Inc. (the "Company") announced that it intends to reserve with respect to 1996 earnings $30.1 million pre-tax ($24.5 million post-tax or $1.30 per share for the fourth quarter and $1.49 for the full calendar year 1996) against certain receivables from, investments in and costs associated with Pocket Communications, Inc. (formerly known as DCR Communications, Inc.) and NextWave Telecom, Inc.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (c) Exhibits

99. Press Release, dated April 9, 1997 regarding the Company's intention to take certain reserves with respect to 1996 earnings.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  April 10, 1997               LCC INTERNATIONAL, INC.



                                    By: /s/ RICHARD HOZIK
                                       ----------------------------------------
                                        Richard Hozik
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer
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                                 EXHIBIT INDEX


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                                                                                    PAGE NUMBER IN
EXHIBIT NUMBER                    EXHIBIT                                     SEQUENTIAL NUMBERING SYSTEM
---------------------------------------------------------------------------------------------------------
         99.              Press Release, dated April 10, 1997, regarding the Company's intention to take certain reserves with respect to 1996 earnings.
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